UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

STRATSSM Trust for Ambac Financial Group, Inc. Securities, Series 2007-1
________________________________________
(Exact name of Registrant as specified in its charter)

Synthetic Fixed-Income Securities, Inc.
________________________________________
(Exact name of Sponsor and Depositor as specified in its charter)

Delaware	001-33605	52-2316339
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Synthetic Fixed-Income Securities, Inc. 301 South College Charlotte, North Carolina	28288
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-214-6277

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01        Other Events.

On October 19, 2011, U.S. Bank Trust National Association, as trustee (in such capacity, the “Trustee”) on behalf of the STRATSSM Trust for Ambac Financial Group, Inc. Securities, Series 2007-1 (the “Trust”) submitted a Proof of Claim and Release (the “Trust Claim”) in connection with the In re Ambac Financial Group Inc. Securities Litigation class action lawsuit (the “Ambac Securities Litigation”), in which the issuer of the Underlying Securities was a defendant, and the resulting settlement of the Ambac Securities Litigation.  On November 15, 2013, the United States District Court for the Southern District of New York issued an order approving the distribution plan for the funds awarded to the class members in the settlement of the Ambac Securities Litigation.  On February 21, 2014, the Trust received funds in the amount of $1,455,843.66 (the “Initial Trust Award”) relating to the Trust Claim in the settlement of the Ambac Securities Litigation.

On March 11, 2014, the Trustee issued a notice to the Certificateholders regarding its receipt, on behalf of the Trust, of the Initial Trust Award.  A copy of the notice is attached as Exhibit 99.1 hereto.

In accordance with the terms of (i) the Base Trust Agreement, dated as of September 8, 2006 (the “Base Trust Agreement”), between Synthetic Fixed-Income Securities, Inc., as trustor (in such capacity, the “Trustor”) and the Trustee and (ii) the Series Supplement, dated as of July 16, 2007 (the “Series Supplement” and, together with the Base Trust Agreement, the “Trust Agreement”), between the Trustor and the Trustee, the Initial Trust Award will be distributed to the Certificateholders.  Such distribution will be made net of all accrued and unpaid expenses of the Trustee and its respective agents up to the Allowable Expense Amount, all accrued and unpaid fees of the Trustee, and any unpaid listing fees of the Trust.  Following the final disposition of all material outstanding claims of the Trust, the Trust will terminate in accordance with the terms of the Trust Agreement.  Capitalized terms used but not defined herein have the meanings assigned in the Trust Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01(d)      Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit 99.1	Notice to Certificateholders from U.S. Bank Trust National Association, as Trustee for the STRATSSM Trust for Ambac Financial Group, Inc. Securities, Series 2007-1, dated March 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synthetic Fixed-Income Securities, Inc.
(Registrant)

Date: March 14, 2014	By: /s/ Barbara Garafalo
Name: Barbara Garafalo
Title: Vice President

Exhibit Index

Exhibit No.	Description

99.1	Notice to Certificateholders from U.S. Bank Trust National Association, as Trustee for the STRATSSM Trust for Ambac Financial Group, Inc. Securities, Series 2007-1, dated March 11, 2014.